UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 19, 2005

Date of Report (Date of earliest event reported)

ARGONAUT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31019	94-3216714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Saginaw Drive
Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 716-1557

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Director.

Seymour Holtzman resigned from the Board of Directors of Argonaut Technologies, Inc. (the “Company”) effective February 19, 2005.  In connection with Mr. Holtzman’s resignation, he indicated he had certain concerns, including regarding the management of the Company’s expenses and the preservation of value for the Company’s stockholders.  A copy of an electronic mail message from Mr. Holtzman to the Company’s Board of Directors regarding his resignation is attached as Exhibit 99.1 hereto.

Frank Husic resigned from the Board of Directors of the Company effective February 21, 2005 after orally expressing similar concerns to Mr. Holtzman’s.

Item 9.01.                                     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Document

99.1	E-mail from Seymour Holtzman resigning as a director of Argonaut Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGONAUT TECHNOLOGIES, INC.

/s/ Lissa A. Goldenstein
Lissa A. Goldenstein President and Chief Executive Officer

Date: February 25, 2005